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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: July 29, 2004
(Date of earliest event reported)

Commission File No. 333-105940

                    Banc of America Mortgage Securities, Inc.
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           Delaware                               36-4514369
    ------------------------         ------------------------------------
    (State of Incorporation)         (I.R.S. Employer Identification No.)

     201 North Tryon Street, Charlotte,           North Carolina, 28255
  ----------------------------------------       -----------------------
   Address of principal executive offices              (Zip Code)

                                 (704) 387-8239
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               Registrant's Telephone Number, including area code


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   (Former name, former address and former fiscal year, if changed since last report)

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ITEM 5. Other Events

        Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.

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ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------------                      ----------------------------------------
        (99)                           Computational Materials prepared by Banc
                                       of America Securities LLC in connection
                                       with Banc of America Alternative Loan
                                       Trust 2004-7 Mortgage Pass-Through
                                       Certificates, Series 2004-7

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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BANC OF AMERICA MORTGAGE
                                             SECURITIES, INC.

July 29, 2004

                                             By:    /s/ Judy Lowman
                                                    ----------------------------
                                                    Judy Lowman
                                                    Vice President

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                                INDEX TO EXHIBITS

                                                               Paper (P) or
Exhibit No.            Description                             Electronic (E)
-----------            -----------------------------------     --------------

   (99)                Computational Materials                       E
                       prepared by Banc of America
                       Securities LLC in connection
                       with Banc of America Alternative
                       Loan Trust 2004-7 Mortgage Pass-
                       Through Certificates, Series 2004-7